Exhibit 99.1

PORTAL SOFTWARE, INC.

HOWARD A. BAIN III SEVERANCE AGREEMENT AND RELEASE

This Severance Agreement and Release (“Agreement”) is made by and between Portal Software, Inc. (the “Company”), and Howard A. Bain III (“Executive”).

WHEREAS, Executive was employed by the Company as its Senior Vice-President and Chief Financial Officer; and

WHEREAS, Executive is terminating from such positions as of December 8, 2004; and

WHEREAS, the Executive agrees to release the Company other from any claims arising from or related to Executive’s service relationship;

NOW THEREFORE, in consideration of the mutual promises made herein, the Company and Executive (collectively referred to as “the Parties”) hereby agree as follows:

1. Termination of Employment. Executive hereby acknowledges resignation of his employment effective upon December 8, 2004 (the “Termination Date”).

2. Payment of Salary. Executive acknowledges and represents that the Company has paid all salary, wages, accrued vacation and any and all other benefits due to Executive as of the Termination Date.

3. Consideration. As consideration for Executive entering into this Agreement and subject to Executive complying with all obligations under this Agreement, including the Proprietary Information and Inventions Agreement (a copy of which is attached hereto as Exhibit A) between Executive and the Company (the “Obligations”), the Company agrees to provide Executive with the following benefits:

(a) Severance Payment. The Company shall pay Executive a lump sum payment equal to six (6) months of the Executive’s current base salary upon the later of (a) within five (5) days of the Termination Date; or eight (8) days following the execution of this Agreement by both parties.

(b) Stock Option Extended Post-Termination Exercise Period. Following the Termination Date, Executive shall have two years in which to exercise his vested Company stock options (“Options”), after which period such Options shall, to the extent unexercised, become without further force and effect.

(c) Partially-Subsidized COBRA Payments. The Company shall partially subsidize the cost for the Executive and his dependents to continue Company group medical, dental and vision coverage should Executive decide to exercise Executive’s right to continue coverage in accordance with Title X of the Consolidated Budget Reconciliation Act of 1985, as amended

(“COBRA”) such that Executive pays the same premiums as an active employee with similar coverage. Such subsidy shall cease upon the earlier of six (6) months from the Termination Date or the date upon which the Executive obtains equivalent coverage elsewhere.

4. Penalty for Executive Breach of Obligations.

In the event Executive breaches his Obligations, then (i) ongoing salary payments and partially-subsidized COBRA payments under Section 3 hereof shall immediately cease, and (ii) the extended option period specified in Section 3(b) shall immediately cease; provided, however, that Executive shall in all events have no less than 3 months following the Effective Date in which to exercise all Options, notwithstanding any breach of his Obligations.

5. Covenants Not to Compete and Not to Solicit.

(a) Covenant Not to Compete. In consideration for the benefits Executive is to receive under Section 3 hereof, Executive agrees that, for a six (6) month period following the Effective Date, Executive will not directly engage in (whether as an employee, consultant, proprietor, partner, director or otherwise), or have any ownership interest in, or participate in the financing, operation, management or control of, any person, firm, corporation or business that engages or participates anywhere in the world in providing goods and services similar to those provided by the Company (“direct engagement”) upon the date of Executive’s termination of employment. Ownership of less than 1% of the outstanding voting stock of a corporation or other entity will not constitute a violation of this provision. In the event Executive violates this provision, the benefits provided in Section 3 hereof shall cease.

(b) Covenant Not to Solicit. In consideration for the benefits Executive is to receive herein Executive agrees that he will not, at any time during a one-year period following the Effective Date, directly or indirectly solicit any individuals to leave the Company’s employ for any reason or interfere in any other manner with the employment relationships at the time existing between the Company and its current or prospective employees. Notwithstanding the foregoing, Executive shall be entitled to solicit his executive assistant, Kathy Cotton.

(c) Representations. The Parties intend that the covenants contained in Section 5(a) and (b) shall be construed as a series of separate covenants, one for each county, city and state (or analogous entity) and country of the world. If, in any judicial proceeding, a court shall refuse to enforce any of the separate covenants, or any part thereof, then such unenforceable covenant, or such part thereof, shall be deemed eliminated from this Agreement for the purpose of those proceedings to the extent necessary to permit the remaining separate covenants, or portions thereof, to be enforced.

(d) Reformation. In the event that the provisions of this Section 5 should ever be deemed to exceed the time or geographic limitations, or scope of this covenant, permitted by applicable law, then such provisions shall be reformed to the maximum time or geographic limitations, as the case may be, permitted by applicable laws.

(e) Reasonableness of Covenants. Executive represents that he (i) is familiar with the covenants not to solicit, and (ii) is fully aware of his obligations hereunder, including, without limitation, the reasonableness of the length of time, scope and geographic coverage of these covenants.

6. Executive’s Release of Claims. Executive agrees that the consideration provided for in this Agreement represents settlement in full of all outstanding obligations owed to Executive by the Company. Executive, on behalf of himself and his respective heirs, executors and assigns, hereby fully and forever releases the Company and its officers, directors, employees, investors, shareholders, administrators, predecessor and successor corporations, and assigns, of and from any claim, duty, obligation or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess arising from any omissions, acts or facts that have occurred up until and including the Effective Date including, without limitation,

(a) any and all claims relating to or arising from Executive’s employment relationship with the Company and the termination of that relationship;

(b) any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase of shares of stock of the Company;

(c) any and all claims for wrongful discharge of employment; breach of contract, both express and implied; breach of a covenant of good faith and fair dealing, both express and implied; negligent or intentional infliction of emotional distress; negligent or intentional misrepresentation; negligent or intentional interference with contract or prospective economic advantage; and defamation;

(d) any and all claims for violation of any federal, state or municipal statute, including, but not limited to, Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Age Discrimination in Employment Act of 1967, the Americans with Disabilities Act of 1990, and the California Fair Employment and Housing Act;

(e) any and all claims arising out of any other laws and regulations relating to employment or employment discrimination; and

(f) any and all claims for attorneys’ fees and costs.

The Company and Executive agree that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Agreement or to Executive’s right to make claims against Company for disparaging remarks about Executive made by Company after the Termination Date.

Nothing in this Agreement shall be construed as a waiver of Executive’s Indemnification rights under Section 12 below.

7. Acknowledgment of Waiver of Claims under ADEA. Executive acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 (“ADEA”) and that this waiver and release is knowing and voluntary. Executive and the Company agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Executive acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Executive was already entitled. Executive further acknowledges that he has been advised by this writing that

(a) he should consult with an attorney prior to executing this Agreement;

(b) he has up to twenty-one (21) days within which to consider this Agreement;

(c) he has seven (7) days following his execution of this Agreement to revoke this Agreement;

(d) this Agreement shall not be effective until the revocation period has expired; and,

nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties or costs for doing so, unless specifically authorized by federal law. Any revocation should be in writing and delivered to Scott Sullivan at 10200 South De Anza Blvd, Cupertino, California 95014, by close of business on the seventh day from the date that Executive signs this Agreement.

8. Civil Code Section 1542. Executive represents that he is not aware of any claims against the Company other than the claims that are released by this Agreement. Executive acknowledges that he has been advised by legal counsel and is familiar with the provisions of California Civil Code Section 1542, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

The parties, being aware of said Code Section, agrees to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

9. Sarbanes-Oxley Section 304. Executive acknowledges that in the event it is conclusively determined that Executive is subject to Section 304 of the Sarbanes-Oxley Act, Executive will have to disgorge to the Company certain profits and compensation, including equity compensation and the severance benefits provided hereunder to the extent required under Section 304.

10. Return of Company Property. Executive agrees to return all Company property, including all computing equipment, to the Company upon the Effective Date of this Agreement,

provided, however, that Executive may retain his laptop computer and related peripherals subject to (a) Company first making a backup of all information on Executive’s hard drive and (b) Company removing all (i) Company proprietary materials and confidential information and (ii) computer programs licensed to Company which license would not extend to non-employees of the Company.

11. Confidential Information. Executive shall continue to maintain the confidentiality of all confidential and proprietary information of the Company. Executive shall return all confidential and proprietary information in his possession to the Company on the Effective Date of this Agreement.

12. Indemnification. Executive shall be entitled to indemnification, in accordance with the applicable provisions of the Company’s articles of incorporation and bylaws, against expense, liability and loss that Executive may incur by reason of any action, suit or proceeding arising from or relating to the performance of Executive’s duties as an officer or director of the Company or any of its subsidiaries.

13. Non-Disparagement. Executive agrees to refrain from any disparagement, criticism, defamation, slander of the Company or its employees, or tortious interference with the contracts and relationships of the Company.

14. No Pending or Future Lawsuits. Executive represents that he has no lawsuits, claims, or actions pending in his name, or on behalf of any other person or entity, against the Company or any other person or entity referred to herein. Executive also represents that he does not intend to bring any claims on his own behalf or on behalf of any other person or entity against the Company or any other person or entity referred to herein.

15. Application for Employment. Executive understands and agrees that, as a condition of this Agreement, he shall not be entitled to any employment with the Company, its subsidiaries, or any successor, and he hereby waives any right, or alleged right, of employment or re-employment with the Company. Executive further agrees that he will not apply for employment with the Company, its subsidiaries, its parents, or related companies, or any successor and will not apply to work as an independent contractor for the Company, its parents, its subsidiaries or any successor.

16. No Cooperation. Executive agrees he will not act in any manner that might damage the business of the Company. Executive agrees that he will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Company and/or any officer, director, employee, agent, representative, shareholder or attorney of the Company, unless under a subpoena or other court order to do so.

17. Tax Consequences. The Company makes no representations or warranties with respect to the tax consequences of the payment of any sums or provision of any benefits under the terms of this Agreement. The Company will withhold sums from Executive’s compensation hereunder sufficient to satisfy the Company’s withholding obligations. Executive agrees and understands that he is responsible for payment, if any, of local, state and/or federal taxes on the sums paid hereunder by the Company and any penalties or assessments thereon.

18. No Admission of Liability. No action taken by the Parties hereto, or either of them, either previously or in connection with this Agreement shall be deemed or construed to be (a) an admission of the truth or falsity of any claims heretofore made or (b) an acknowledgment or admission by either party of any fault or liability whatsoever to the other party or to any third party.

19. Costs. The Parties shall each bear their own costs, expert fees, attorneys’ fees and other fees incurred in connection with this Agreement.

20. Arbitration and Equitable Relief.

(a) The parties hereto agree that, to the extent permitted by law, any dispute or controversy arising out of, relating to, or in connection with this Agreement, or the interpretation, validity, construction, performance, breach, or termination thereof shall be settled by arbitration to be held in Santa Clara County, California, in accordance with the National Rules for the Resolution of Employment Disputes then in effect of the American Arbitration Association (the “Rules”). The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator’s decision in any court having jurisdiction.

(b) The arbitrator shall apply California law to the merits of any dispute or claim, without reference to rules of conflict of law. The arbitration proceedings shall be governed by federal arbitration law and by the Rules, without reference to state arbitration law. The parties hereto hereby expressly consent to the personal jurisdiction of the state and federal courts located in California for any action or proceeding arising from or relating to this Agreement and/or relating to any arbitration in which the parties are participants.

(c) The Company and Executive shall each pay one-half of the costs and expenses of such arbitration, and shall separately pay its counsel fees and expenses.

(d) THE PARTIES HERETO HAVE READ AND UNDERSTAND SECTION 20, WHICH DISCUSSES ARBITRATION. THE PARTIES HERETO UNDERSTAND THAT BY SIGNING THIS AGREEMENT, THEY AGREE, TO THE EXTENT PERMITTED BY LAW, TO SUBMIT ANY FUTURE CLAIMS ARISING OUT OF, RELATING TO, OR IN CONNECTION WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH, OR TERMINATION THEREOF TO BINDING ARBITRATION, AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF THEIR RIGHT TO A JURY TRIAL AND RELATES TO THE RESOLUTION OF ALL DISPUTES RELATING TO ALL ASPECTS OF THE EMPLOYER/EMPLOYEE RELATIONSHIP, INCLUDING BUT NOT LIMITED TO, THE FOLLOWING CLAIMS:

(i) ANY AND ALL CLAIMS FOR WRONGFUL DISCHARGE OF EMPLOYMENT; BREACH OF CONTRACT, BOTH EXPRESS AND IMPLIED; BREACH OF

THE COVENANT OF GOOD FAITH AND FAIR DEALING, BOTH EXPRESS AND IMPLIED; NEGLIGENT OR INTENTIONAL INFLICTION OF EMOTIONAL DISTRESS; NEGLIGENT OR INTENTIONAL MISREPRESENTATION; NEGLIGENT OR INTENTIONAL INTERFERENCE WITH CONTRACT OR PROSPECTIVE ECONOMIC ADVANTAGE; AND DEFAMATION.

(ii) ANY AND ALL CLAIMS FOR VIOLATION OF ANY FEDERAL STATE OR MUNICIPAL STATUTE, INCLUDING, BUT NOT LIMITED TO, TITLE VII OF THE CIVIL RIGHTS ACT OF 1964, THE CIVIL RIGHTS ACT OF 1991, THE AGE DISCRIMINATION IN EMPLOYMENT ACT OF 1967, THE AMERICANS WITH DISABILITIES ACT OF 1990, THE FAIR LABOR STANDARDS ACT, THE CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT, AND LABOR CODE SECTION 201, et seq;

(iii) ANY AND ALL CLAIMS ARISING OUT OF ANY OTHER LAWS AND REGULATIONS RELATING TO EMPLOYMENT OR EMPLOYMENT DISCRIMINATION.

21. Authority. The Company represents and warrants that the undersigned has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Agreement. Executive represents and warrants that he has the capacity to act on his own behalf and on behalf of all who might claim through his to bind them to the terms and conditions of this Agreement.

22. Severability. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

23. Entire Agreement. This Agreement represents the entire agreement and understanding between the Company and Executive concerning Executive’s employment transition and eventual separation from the Company, and supersedes, replaces and fully discharges all obligations under any and all prior agreements and understandings concerning Executive’s relationship with the Company and his compensation by the Company.

24. No Oral Modification. This Agreement may only be amended in writing signed by Executive and the Company’s Chief Executive Officer.

25. Effective Date. This Agreement is effective eight days after it has been signed by both Parties, but in no event earlier than the Termination Date.

26. Counterparts. This Agreement may be executed in counterparts, and each counterpart shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

27. Voluntary Execution of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

(a) They have read this Agreement;

(b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

(c) They understand the terms and consequences of this Agreement and of the releases it contains;

(d) They are fully aware of the legal and binding effect of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement.

Portal Software, Inc.

Date:	_________________________ 2004

Executive, an individual

_______________________________________
Howard A. Bain

Date:	_________________________, 2004

Exhibit A

Proprietary Information and Inventions Agreement

PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT

The following confirms an agreement between me and Portal Software, Inc., a Delaware corporation, (the “Company” which term includes the Company’s subsidiaries), which is a material part of the consideration for my employment by the Company:

1. I recognize that the Company is engaged in a continuous program of research, development and production. I also recognize that the Company possesses or has rights to information which has commercial value in the Company’s business (“Proprietary Information”). For example, Proprietary Information includes trade secrets, product ideas, processes, formulas, data and know- how, software and other computer programs and copyrightable materials, and data about Company employees such as the performance levels and terms of employment, mask work rights, marketing plans and strategies, sales and financial reports and forecasts and customer lists.

2. I understand and agree that my employment creates a relationship of confidence and trust between me and the Company with respect to (i) all Proprietary Information, and (ii) the confidential information of others with which the Company has a business relationship. At all times, both during my employment by the Company and after its termination, I will keep in confidence and trust all such information, and I will not use or disclose any such information without the written consent of the Company, except as may be necessary in the ordinary course of performing my duties to the Company.

3. In addition, I hereby agree as follows:

a) All Proprietary Information shall be the sole property of the Company and its assigns, and the Company and its assigns shall be the sole owner of all trade secrets, patents, copyrights, mask work rights and other rights in connection therewith. I hereby assign to the Company any rights I may have or acquire in such Proprietary Information.

b) All documents, records, apparatus, equipment and other physical property, whether or not pertaining to Proprietary Information, furnished to me by the Company or produced by me or others in connection with my employment shall be and remain the sole property of the Company. I shall return to the Company all such materials and property as and when requested by the Company. Even if the Company does not so request, I shall return all such materials and property upon termination of my employment by me or by the Company for any reason, and I will not take with me any such material or property or any reproduction thereof upon such termination.

c) On a strictly confidential and need to know basis I will promptly disclose to the Company, or any persons designated by it, all improvements, inventions, works of authorship, formulas, processes, and techniques, whether or not patentable (collectively, “Inventions”), made or conceived, reduced to practice or learned by me, either alone or jointly with others, during the term of my employment.

d) All Inventions which I conceive, develop or have developed (in whole or in part, either alone or jointly with others) and (i) use or have used equipment, supplies, facilities or trade secret information of the Company, or (ii) use or have used the hours for which I am to be or was compensated by the Company, or (iii) which relate at the time of conception or reduction to practice thereof to the business of the Company or to its actual or demonstrably anticipated research and development or (iv) which result from any work performed by me for the Company shall be the sole property of the Company and its assigns (and to the fullest extent permitted by law shall be deemed works made for hire), and the Company and its assigns shall be the sole owner of all patents, copy- rights and other rights in connection therewith. I hereby assign to the Company any rights that I may have or acquire in such Inventions. This paragraph shall not apply to any of the inventions, improvements, ideas, technologies, products, product categories, or processes listed in Exhibit A to the attached list of Inventions.

e) With respect to Inventions described in paragraph (d) above, I will assist the Company in every proper way (but at the Company’s expense) to obtain and from time to time enforce patents, copyrights or other rights on said Inventions in any and all countries, and will execute all documents reasonably necessary or appropriate for this purpose. This obligation shall survive, the termination of my employment, but the Company shall compensate me at a reasonable rate after such termination for time actually spent by me at the Company’s request

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on such assistance. In the event, after reasonable efforts to do so, that the Company is unable for any reason whatsoever to secure my signature to any document reasonably necessary or appropriate to meet time-sensitive filing requirements for any of the foregoing purposes, (including renewals, extensions, continuations, divisions or continuations in part), I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents, as my agents and attorneys-in-fact to act for and in my behalf and instead of me, but only for the purpose of executing and filing any such document and doing all other lawfully permitted acts to accomplish the foregoing purposes with the same legal force and effect as if executed by me. The grant in the preceding sentence is made to assure timely compliance with applicable requirements and shall in no way be used or construed to employees prejudice in the assertion of his rights in the subject inventions against the Company.

f) So that the Company may be aware of the extent of any other demands upon my time and attention, I will disclose to the Company (such disclosure to be held in confidence by the Company) the nature and scope of any other business activity in which I am or become engaged during the term of my employment. During the term of my employment, I will not engage in any business activity which is related to the Company’s business or its actual or demonstrably anticipated research and development A current list of other activities is attached as Exhibit B and is approved hereunder.

g) During my employment by the Company and for a period of one (1) year thereafter. I agree not to solicit or induce any employees of or other people hired by the Company to work for another employer. I also will not assist in the hiring or attempted hiring of any such person by another employer during this period nor will I encourage any such person to terminate his employment or other relationship with the Company. I understand that I am not restricted from being employed by or engaged in a competing business after termination of my employment by the Company.

4. As a matter of record I attach hereto a complete list of all inventions or improvements relevant to the subject matter of my employment by the Company and which have been made or conceived or first reduced to practice by me, alone or jointly with others, prior to my employment with the Company that I desire to remove from the operation of this Agreement, and I covenant that such list is complete.

5. I represent that my execution of this Agreement, my employment with the Company and my performance of my proposed duties to the Company in the development of its business will not violate any obligations I may have to any former employer, including any obligations to keep confidential any proprietary or confidential information of any such employer. I have not entered into, and I will not enter into, any agreement which conflicts with or would, if performed by me, cause me to breach this Agreement.

6. In the course of performing my duties to the Company, I will not utilize any proprietary or confidential information of any former employer.

7. I understand that this agreement does not require assignment of an invention which an employee cannot be obligated to assign under Section 2870 of the California Labor Code (hereinafter called “Section 2870”). However, I will disclose any Inventions as required by Section 3(c) hereof regardless of whether I believe the Invention to be protected by Section 2870, in order to permit the Company to determine such issues as may arise. Such disclosure shall be received in confidence by the Company.

8. I agree that my employment with the Company is at will and that this means that either I or the Company may terminate my employment at any time for any reason with or without cause. This is the full and complete agreement between us on this term. It can only be modified in a writing signed by me and the Company’s Chief Executive Officer.

9. This Agreement shall be effective as of the first day of my employment by the Company, shall be binding upon me, my heirs, executors, assigns and administrators and shall inure to the benefit of the Company, its successors and assigns.

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List of Inventions

1. The following is a complete list of all inventions or improvements relevant to the subject matter of my employment by Portal Information Network, Inc. that have been made or conceived or first reduced to practice by me, alone or jointly with others, prior to my employment by the Company that I desire to remove from the operation of the Company’s Proprietary Information and Inventions Agreement.

                 No inventions or improvements.

                 See below: Any and all inventions regarding

                 Additional sheets attached. (Exhibit A)

2. I propose to bring to my employment the following materials and documents of a former employer:

                 No materials or documents.

Employee signature

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